UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 9, 2015 (July 8, 2015)

Coty Inc.
(Exact Name of Registrant as Specified in its Charter)

DE	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue New York, NY	10118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed from last report)
________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On July 8, 2015, Coty Inc. (the “Company”), The Procter & Gamble Company (“P&G”), Galleria Co., a wholly owned subsidiary of P&G (“SplitCo”), and Green Acquisition Sub Inc., a wholly owned subsidiary of the Company (“Merger Sub”), entered into a Transaction Agreement (the “Transaction Agreement”) to merge P&G’s fine fragrance, color cosmetics, and hair color businesses (“P&G Beauty Business”) into Merger Sub through a tax-free Reverse Morris Trust transaction. The transaction is based on a proposal by the Company valuing the P&G Beauty Business at approximately $12.5 billion at the time the proposal was made. Following the transaction, P&G shareholders would own 52% of all outstanding shares on a fully diluted basis (inclusive of all outstanding equity grants), while the Company’s existing shareholders would own 48% percent of the combined company.
The transaction will be effected through a Reverse Morris Trust structure, which involves the separation of the P&G Beauty Business from P&G, followed by a merger of the P&G Beauty Business with a subsidiary of the Company. While the Transaction Agreement permits P&G to select the form of the separation, and P&G has not yet made a determination as to whether the separation will be a “spin-off” or a “split-off”, assuming P&G’s current preference for effecting the separation through a “split-off” transaction, P&G shareholders can elect to participate in an exchange offer to exchange their P&G shares for shares of a newly formed company comprising the P&G Beauty Business, namely SplitCo. Under the terms of the Transaction Agreement, immediately after the completion of this “split-off” or “spin-off”, SplitCo will merge with a subsidiary of the Company and P&G shareholders will receive shares of the Company in exchange for their shares of SplitCo. This Reverse Morris Trust transaction has been approved by the boards of both companies and by JAB Cosmetics B.V. (“JAB”), the holder of a majority of the combined voting power of the Company’s common stock.
JAB, the owner of all of the outstanding shares of the Company’s Class B common stock representing approximately 97% of the Company’s outstanding voting power, has granted the shareholder consent required in connection with the transaction. In order to facilitate the transaction, JAB has also agreed to convert all such shares into Class A common stock, subject to completion of the transaction. Following such conversion, the Company’s common stock will consist of a single class. JAB will remain the largest individual shareholder, owning approximately 33% of the fully diluted shares outstanding at the close of the transaction.
The Company’s transaction proposal valued the P&G Beauty Business at $12.5 billion, based on the number of the Company basic shares outstanding (i.e., excluding the impact of the Company’s outstanding equity awards) and an average Company trading price at the time of the proposal. The aggregate consideration in the transaction will consist of shares in the combined company issued to participating P&G shareholders, as well as the assumption of debt of the P&G Beauty Business. The share issuance is structured to result in P&G shareholders receiving 52% of all outstanding shares in the combined company on a fully diluted basis. The Company’s proposal valued this equity component at approximately $9.6 billion at the time the proposal was submitted. The remaining consideration of $2.9 billion in assumed debt from the P&G Beauty Business is subject to a $1 billion adjustment within a collar based on the trading price of the Company’s stock (range of $22.06 to $27.06 per share) prior to the close of the transaction as well as other contractual valuation adjustments. The assumed debt is expected to be between approximately $1.9 billion and $3.9 billion. The actual transaction value will be known at closing based on the Company’s then current share price and fully diluted share count as well as the final level of assumed debt.
The transaction is structured to be tax-efficient to P&G and tax-free to the Company and the shareholders of both companies. It is expected to close in the second half of calendar year 2016, subject to regulatory clearances, works council consultations, and other customary conditions. Transfer of certain fragrance brand licenses from P&G to the Company are subject to licensor consent.

At the close of the transaction, the Company will assume $2.9 billion of debt of the P&G Beauty Business (subject to the above-described adjustment). Additionally, concurrent with the transaction, the Company will refinance its existing debt. On a combined basis, the business at close is expected to have moderate pro forma debt leverage of approximately 3.0x net debt / Adjusted EBITDA, providing ample cash flow for an enhanced dividend while preserving strategic flexibility.
In the Transaction Agreement, P&G and the Company have agreed to certain customary representations, warranties and covenants, including, but not limited to, certain representations as to the financial statements, contracts, liabilities, and other attributes of the respective businesses, certain business conduct restrictions, certain covenants requiring efforts to complete the transaction and certain limited covenants of P&G not to compete and not to solicit employees following the closing of the transactions.
On July 9, 2015, the Company issued a press release announcing the Company’s entry into the Transaction Agreement furnished as Exhibit 99.1 to this Current Report on Form 8-K. The press release is incorporated into this Item 1.01 by reference.
The foregoing description of the Transaction Agreement does not purport to be complete and is qualified in its entirety by reference to the Transaction Agreement itself. A copy of the Transaction Agreement will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending June 30, 2015.

Forward-Looking Statements
Certain statements in this communication are forward-looking statements. These forward-looking statements reflect the Company’s current views with respect to the completion of the transaction with P&G. These forward-looking statements are generally identified by words or phrases, such as “anticipate,” “expect,” “should,” “would,” “could,” “intend,” “plan,” “project,” “seek,” “believe,” “will,” “opportunity,” “potential,” and similar words or phrases. Actual results may differ materially from the results predicted due to risks and uncertainties including inaccuracies in our assumptions in evaluating the transaction, difficulties in integrating the P&G Beauty Business into the Company and other difficulties in achieving the expected benefits of the transaction. All statements in this communication, other than those relating to historical information or current conditions, are forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the control of the Company, which could cause actual results to differ materially from such statements.
Risks and uncertainties relating to the proposed transaction with P&G include, but are not limited to: uncertainties as to the timing of the transaction; the risk that regulatory or other approvals required for the transaction are not obtained or are obtained subject to conditions that are not anticipated, including certain licensor consents; competitive responses to the transaction; litigation relating to the transaction; uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; the ability of the Company to achieve the cost-savings and synergies contemplated by the proposed transaction within the expected time frame; the ability of the Company to promptly and effectively integrate the P&G Beauty Business and the Company; the effects of the business combination of the Company and the P&G Beauty Business, including the combined company’s future financial condition, operating results, strategy and plans; and disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included elsewhere. More information about potential risks and uncertainties that could affect the Company’s business and financial results is included under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014, and other periodic reports the Company has filed and may file with the Securities and Exchange Commission from time to time. Any forward-looking statements made in this communication are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Except to the extent required by applicable law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Important Additional Information
In connection with the proposed transaction, the Company and the P&G Beauty Business will file registration statements with the SEC registering shares of the Company common stock and common stock of the P&G Beauty Business. The Company’s registration statement will also include an information statement and prospectus of the Company relating to the proposed transaction. P&G shareholders are urged to read the prospectus and/or information statement that will be included in the registration statements and any other relevant documents when they become available, and Company shareholders are urged to read the information statement and any other relevant documents when they become available, because they will contain important information about the Company, the P&G Beauty Business and the proposed transaction. The documents relating to the proposed transaction (when they become available) can also be obtained free of charge from the SEC’s website at www.sec.gov. The documents (when they are available) can also be obtained free of charge from the Company upon written request to Kevin Monaco, Coty Inc., Investor Relations, 350 Fifth Avenue, New York, New York 10118 or by calling 212-389-6815.
This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the above described transactions, the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
99.1	Press release of the Company, dated July 9, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coty Inc.
(Registrant)

Date: July 9, 2015	By:	/s/ Jules P. Kaufman
	Name:	Jules P. Kaufman
	Title:	Senior Vice President, General Counsel and Secretary

COTY INC.

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press release of the Company, dated July 9, 2015.